News Release

Contacts: KLX Energy Services
Keefer M. Lehner, EVP & CFO
(832) 930-8066
IR@klxenergy.com

Dennard Lascar Investor Relations
Ken Dennard / Natalie Hairston
(713) 529-6600
KLXE@dennardlascar.com

KLX Energy Services Announces Amendment and Extension of Its ABL Credit Facility, Including Additional Borrowing Capacity

Provides Significant Financial Flexibility – Extending Maturity and Increasing Facility Size

HOUSTON, TX – June 20, 2023 – KLX Energy Services Holdings, Inc. (“KLX” or the “Company”) (NASDAQ: KLXE) today announced that it has entered into a Fourth Amendment (the “Amendment”) to the Credit Agreement governing the Company’s asset-based lending facility (the “ABL Facility”), led by JPMorgan Chase Bank, N.A. (“JPM”), which amends KLX’s existing Credit Agreement, dated as of August 10, 2018 (as amended, the “Credit Agreement”).

The Amendment, among other things, modifies the current agreement to: (i) extend the maturity date of the Credit Agreement from September 15, 2024 to the earlier of (A) September 15, 2025 or (B) August 1, 2025, if the Company’s senior secured notes are still outstanding as of such date; and (ii) increase the revolving credit commitment from $100 million to $120 million.

Keefer Lehner, EVP and Chief Financial Officer, said, “We are very pleased to have the continued support of our lenders and to announce an Amendment that upsizes and extends maturity on our ABL Facility. The successful execution of our Amendment provides considerable financial flexibility, augments liquidity, extends the Company’s debt maturity profile and is an important step that enables KLX to continue its focus on free cash flow generation, deleveraging and further accretive consolidation.”

Pro forma for the Amendment, KLX’s available liquidity as of March 31, 2023 would have increased by $20 million to $104 million, consisting of $40 million in cash and $64 million of pro forma availability under the ABL Facility. Further, KLX ended May 31, 2023 with a cash balance of $67 million and pro forma available liquidity of $130 million, including $63 million of pro forma availability under the ABL Facility.

($ in millions)	March 31, 2023 As Reported	March 31, 2023 Pro Forma for Amendment	May 31, 2023	May 31, 2023 Pro Forma for Amendment
Cash*	$ 40	$ 40	$ 67	$ 67
ABL Availability*	44	64	44	63
Available Liquidity*	$ 84	$ 104	$ 111	$ 130
* Amounts are unaudited

About KLX Energy Services

KLX is a growth-oriented provider of diversified oilfield services to leading onshore oil and natural gas exploration and production companies operating in both conventional and unconventional plays in the active major basins throughout the United States. The Company delivers mission critical oilfield services focused on drilling, completion, production, and intervention activities for technically demanding wells from over 60 service and support facilities located throughout the United States. KLX’s complementary suite of proprietary products and specialized services is supported by technically skilled personnel and a broad portfolio of innovative in-house manufacturing, repair and maintenance capabilities. More information is available at www.klxenergy.com.

Forward-Looking Statements and Cautionary Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information to investors. This news release (and any oral statements made regarding the subjects of this release) includes forward-looking statements that reflect our current expectations and projections about our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts. When used in this news release (and any oral statements made regarding the subjects of this release), the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects.

Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by oil and natural gas exploration and production companies; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; inflation; increases in interest rates; the ongoing war in Ukraine and its continuing effects on global trade; supply chain issues; and other risks and uncertainties listed in our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Unaudited Supplemental Pro Forma Information
The unaudited supplemental pro forma financial information included herein has been provided for illustrative purposes only and does not purport to be indicative of the actual results that would have been achieved, or of the results that may be achieved if the Amendment had been executed earlier.

The Company has presented certain specified financial results on a “pro forma basis” as it believes it provides more meaningful information to investors, but these pro forma results are not prepared consistent with Article 11 of Regulation S-X. Financial information presented on a “pro forma basis” is the sum of the historical financial results of the Company for the full period shown and additional availability under the ABL Facility due to increased commitments under the Credit Agreement. Please see the KLX Form 10-Q for the quarter ended March 31, 2023 filed with the Securities and Exchange Commission for additional background on the Company.

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